UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 30, 2007

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12984 (Commission File Number)	75-2520779 (IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas		75219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On April 30, 2007, the Compensation Committee of the Board of Directors of Eagle Materials Inc. (the “Company”) approved the annual incentive bonuses for fiscal year 2007 and the base salary for fiscal year 2008 for the Company’s executive officers who are expected to be named in the summary compensation table of the Company’s 2007 Proxy Statement (the “Named Executive Officers”),other than the President and Chief Executive Officer. The Compensation Committee will approve the annual incentive bonus for fiscal year 2007 and the annual base salary for fiscal year 2008 for Mr. Steven R. Rowley, President and Chief Executive Officer at its Committee meeting later this month.
     With respect to Messrs. Arthur R. Zunker, Jr., Senior Vice President — Finance and Treasurer and James H. Graass Executive Vice President, General Counsel and Secretary, the annual incentive bonuses were made pursuant to the Company’s Salaried Incentive Compensation Program for the Fiscal Year 2007. The annual incentive bonus for Mr. Gerald J. Essl, Executive Vice President — Cement/Concrete and Aggregates was made pursuant to both the Company’s Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2007 and the Company’s Concrete and Aggregates Companies Salaried Incentive Compensation Program for Fiscal Year 2007. For David B. Powers, Executive Vice President — Gypsum, the annual incentive bonus was made pursuant to the American Gypsum Company Salaried Incentive Compensation Program for Fiscal Year 2007. The annual incentive bonuses approved by the Compensation Committee for such Named Executive Officers for fiscal year 2007 were: Arthur R. Zunker, Jr., Senior Vice President — Finance and Treasurer ($706,157); James H. Graass , Executive Vice President, General Counsel and Secretary ($557,492); David B. Powers, Executive Vice President — Gypsum ($962,411); and Gerald J. Essl , Executive Vice President — Cement/Concrete and Aggregates ($516,226).
     The Compensation Committee also approved the following annual base salaries for fiscal year 2008 for the Named Executive Officers (other than the President and Chief Executive Officer): Arthur R. Zunker, Jr., Senior Vice President — Finance and Treasurer ($275,000); James H. Graass, Executive Vice President, General Counsel and Secretary ($315,000); David B. Powers, Executive Vice President — Gypsum ($315,000); and Gerald J. Essl, Executive Vice President — Cement/Concrete and Aggregates ($300,000).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ Arthur R. Zunker, Jr. Name: Arthur R. Zunker, Jr. Title: Senior Vice President – Finance and Treasurer

Date: May 4, 2007